Exhibit 99.1

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS OPERATING FFO PER DILUTED SHARE OF $0.28

FOR THE QUARTER ENDED MARCH 31, 2014

BEACHWOOD, OHIO, May 6, 2014 – DDR Corp. (NYSE: DDR) today announced operating results for the first quarter ended March 31, 2014.

Significant First Quarter Activity:

•	Generated Operating FFO of $0.28 per diluted share, 3.7% greater than the first quarter of 2013

•	Executed 378 new leases and renewals for 3.1 million square feet, the highest square footage volume in 19 quarters

•	Increased the U.S. portfolio leased rate by 10 basis points to 95.1% at March 31, 2014, from 95.0% at December 31, 2013 and by 90 basis points from 94.2% at March 31, 2013

•	Generated positive new leasing spreads of 15.1% at 100% ownership and 20.4% on a pro rata basis, and positive renewal leasing spreads of 6.7% at 100% ownership and 7.6% on a pro rata basis

•	Generated same store net operating income growth of 3.1% at 100% ownership and 3.2% on a pro rata basis compared to the prior year

•	Sold $198 million of non-prime assets; DDR’s pro rata gross proceeds were $142 million

•	Announced the sale of 50% ownership interest in Sonae Sierra Brazil BV Sarl for gross proceeds of $344 million and closed subsequent to quarter end

“We are extremely pleased to report consistently strong operating results with momentum accelerating during the first quarter. We are also pleased to close on the sale of our investment in Brazil and encouraged by the prospects of reallocating the capital into high-quality prime power centers in the U.S. The simplification and portfolio quality enhancement strategy continues,” commented DDR’s Chief Executive Officer Daniel B. Hurwitz.

Financial Highlights

•	First quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased to $100.7 million, or $0.28 per diluted share, which compares to $86.1 million, or $0.27 per diluted share, for the prior-year comparable period. The increase in Operating FFO primarily is due to organic growth as well as prime shopping center acquisitions, partially offset by non-prime asset dispositions.

•	First quarter net loss attributable to common shareholders was $23.2 million, or $0.07 per diluted share, which compares to net loss of $0.7 million, or $0.00 per diluted share, for the prior-year comparable period. The change in net loss attributable to common shareholders primarily is due to higher impairment charges partially offset by the impact of organic growth and net acquisition activity.

Significant First Quarter Operating Activity

•	New leases totaling 0.8 million square feet at spreads of 15.1% at 100% ownership and 20.4% at pro rata share

•	Renewal leases totaling 2.3 million square feet at spreads of 6.7% at 100% ownership and 7.6% at pro rata share

•	Increase in the total U.S. portfolio average annualized base rent per occupied square foot to $13.44 as of March 31, 2014 as compared to $12.90 at March 31, 2013

Significant First Quarter Transactional Activity

•	Sold nine consolidated operating shopping centers totaling 1.3 million square feet and one consolidated non-income producing asset. Gross proceeds were $132.3 million. A net gain of $9.6 million was recorded related to these sales.

•	Sold four unconsolidated operating shopping centers totaling 0.4 million square feet for $65.7 million, of which the Company’s pro rata share was $13.1 million. A net gain of $21.5 million was recorded related to these sales, of which the Company’s pro rata share was $5.4 million.

•	Announced the sale of its 50% ownership interest in Sonae Sierra Brazil BV Sarl (“SSB BV Sarl”) for $343.6 million which closed on April 28, 2014. DDR’s interest in SSB BV Sarl represents DDR’s entire investment in Brazil.

2014 Guidance

•	There has been no change in Operating FFO per share guidance since the last update provided on March 10, 2014. The Company continues to estimate a range of $1.14 to $1.18 for 2014 Operating FFO per diluted share. The major assumptions include:

¡	same store NOI growth of 2.5% to 3.5% excluding redevelopment activity

¡	increase in the 2013 year-end leased rate by 75 basis points

¡	annual common stock dividend of $0.62 per share

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments, (iv)extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three-month period ended March 31, 2014. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2013, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

About DDR Corp.

DDR is an owner and manager of 396 value-oriented shopping centers representing 108 million square feet in 39 states and Puerto Rico. The Company’s assets are concentrated in high barrier-to-entry markets with stable populations and high growth potential and its portfolio is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com, as well as on Twitter, LinkedIn and Facebook.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, May 7, 2014, at 10:00 a.m. Eastern Time. To participate, please dial 877.703.6109 (domestic), or 857.244.7308 (international) at least ten minutes prior to the scheduled start of the call. When prompted, provide the passcode: 80437826. Access to the live call and replay will also be available through the Company’s website. The replay will be available through May 14, 2014.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share	Three Months Ended
	1Q14	1Q13
Revenues:
Minimum rents (1)	$175,807	$136,715
Percentage rent	1,674	1,690
Recoveries	60,304	44,942
Ancillary income	6,342	5,615
Other revenues (2)	1,896	624

	246,023	189,586
Expenses (3):
Operating and maintenance	38,201	31,718
Real estate taxes	35,742	26,343

	73,943	58,061

Net operating income	172,080	131,525

Other income (expense):
Fee income	8,223	10,721
Interest income	3,127	7,878
Interest expense (4)	(62,881)	(52,444)
Depreciation and amortization	(108,762)	(65,911)
General and administrative (5)	(20,253)	(19,760)
Other income (expense), net (6)	(4,613)	(2,900)
Impairment charges (7)	(10,841)	0

(Loss) income before earnings from equity method investments and other items	(23,920)	9,109

Equity in net income of joint ventures	5,490	2,954
Impairment of joint venture investments	(9,100)	0
Income (loss) from discontinued operations (8)	10,930	(5,151)
Tax expense	(688)	(361)
Loss on disposition of real estate, net of tax	(1,090)	(57)

Net (loss) income	(18,378)	6,494
Income (loss) attributable to non-controlling interests	1,738	(191)

Net (loss) income attributable to DDR	(16,640)	6,303
Preferred dividends	(6,608)	(7,030)

Net loss attributable to Common Shareholders	(23,248)	(727)

FFO:
Net loss attributable to common shareholders	(23,248)	(727)
Depreciation and amortization of real estate investments	101,489	67,016
Equity in net income of joint ventures	(5,490)	(2,954)
Joint ventures’ FFO	8,743	12,226
Non-controlling interests (OP units)	62	54
Impairment of depreciable real estate	10,390	7,679
Gain on disposition of depreciable real estate, net	(6,134)	(778)

FFO attributable to Common Shareholders	85,812	82,516
Non-operating items, net (9)	14,898	3,536

Operating FFO	$100,710	$86,052

FFO per share – Diluted (10)	$0.24	$0.26
Operating FFO per share – Diluted (10)	$0.28	$0.27

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Quarter End
	1Q14	4Q13
Assets:
Land	$2,173,601	$2,209,970
Buildings	6,862,392	6,949,440
Fixtures and tenant improvements	597,916	599,221

	9,633,909	9,758,631
Less: Accumulated depreciation	(1,854,710)	(1,823,199)

	7,779,199	7,935,432
Land held for development and construction in progress	463,513	452,980
Real estate held for sale, net	0	12,670

Real estate, net	8,242,712	8,401,082

Investments in and advances to joint ventures	441,265	448,008
Cash	163,835	86,664
Restricted cash	30,137	33,476
Notes receivable, net	78,945	78,338
Receivables, including straight-line rent, net	118,335	129,513
Other assets, net (11)	488,957	515,992

Total Assets	9,564,186	9,693,073

Liabilities and Equity:
Revolving credit facilities	28,318	29,133
Unsecured debt	2,757,007	2,754,120
Unsecured term loan	350,000	350,000
Mortgage and other secured debt	2,108,591	2,161,421

	5,243,916	5,294,674
Dividends payable	62,312	55,107
Other liabilities (12)	408,017	415,413

Total Liabilities	5,714,245	5,765,194

Preferred shares	405,000	405,000
Common shares	35,947	35,938
Paid-in-capital	5,418,437	5,417,363
Accumulated distributions in excess of net income	(1,994,590)	(1,915,638)
Deferred compensation obligation	16,664	16,702
Accumulated other comprehensive income	(31,036)	(36,493)
Less: Common shares in treasury at cost	(17,231)	(18,211)
Non-controlling interests	16,750	23,218

Total Equity	3,849,941	3,927,879

Total Liabilities and Equity	$9,564,186	$9,693,073

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands	Three Months Ended
	1Q14	1Q13
Revenues:
Minimum rents	$108,031	$128,475
Percentage rent	409	624
Recoveries	24,836	31,842
Other revenues	15,790	16,514

	149,066	177,455
Expenses:
Operating and maintenance	41,880	40,083
Real estate taxes	14,674	20,723

	56,554	60,806

Net operating income	92,512	116,649

Other income (expense):
Interest expense	(54,149)	(57,885)
Depreciation and amortization	(45,716)	(62,218)
Tax expense	(4,140)	(6,615)

	(104,005)	(126,718)

Loss from continuing operations	(11,493)	(10,069)
Loss from discontinued operations	(758)	(2,180)
Gain (loss) on disposition of discontinued operations, net	21,473	(5,537)
Gain on disposition of real estate, net	0	479

Net income (loss)	9,222	(17,307)
Loss attributable to non-controlling interests	(1,488)	(7,219)

Net income (loss) attributable to unconsolidated joint ventures	7,734	(24,526)
Depreciation and amortization of real estate investments	44,175	64,774
(Gain) loss on disposition of depreciable real estate, net	(21,473)	5,058

FFO	30,436	45,306
FFO at DDR’s ownership interest	8,743	12,226
Operating FFO at DDR’s ownership interests	9,095	12,442

Net income at DDR’s ownership interests	4,731	3,049
Basis differences	759	(95)

Equity in net income of joint ventures	$5,490	$2,954

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands	At Quarter End
	1Q14	4Q13
Assets:
Land	$1,269,063	$1,275,232
Buildings	3,984,505	3,940,806
Fixtures and tenant improvements	277,942	266,851

	5,531,510	5,482,889
Less: Accumulated depreciation	(872,565)	(839,867)

	4,658,945	4,643,022
Land held for development and construction in progress	79,550	116,088

Real estate, net	4,738,495	4,759,110
Cash and restricted cash	276,806	282,866
Receivables, including straight-line rent, net	102,830	101,003
Other assets, net	199,100	196,615

Total Assets	5,317,231	5,339,594

Liabilities and Equity:
Mortgage debt	3,259,136	3,282,643
Notes and accrued interest payable to DDR	133,534	127,679
Other liabilities	243,930	245,368

Total Liabilities	3,636,600	3,655,690

Redeemable preferred equity	72,096	71,771
Accumulated equity	1,608,535	1,612,133

Total Liabilities and Equity	$5,317,231	$5,339,594

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share		Three Months Ended
Includes discontinued operations		1Q14	1Q13

(1)	Minimum rents:
	Straight-line rent, net	$1.0	$1.4
	Below-market rent, net	(0.1)	(0.1)
	Ground lease revenue	7.9	5.8

(2)	Other revenues:
	Lease termination fees	1.3	0.5
	Other miscellaneous	0.6	0.1

(3)	Operating expenses:
	Recoverable expenses (excludes discontinued operations)	(66.1)	(50.1)
	Non-recoverable expenses (excludes discontinued operations)	(7.8)	(8.0)
	Straight-line ground rent expense	(0.3)	(0.3)
	Expensed costs of suspended developments	(0.4)	(0.6)

(4)	Non-cash interest expense:
	Convertible debt accretion	(2.8)	(2.6)
	Debt fair value amortization	4.2	0.7
	Loan cost amortization	(3.2)	(3.0)
	Interest expense (capitalized)	1.8	2.7

(5)	General and administrative expenses:
	Stock compensation expenses	(1.9)	(1.8)
	Internal leasing expenses	(1.9)	(2.1)
	Construction administrative costs (capitalized)	2.4	2.2

(6)	Other income (expense):
	Transactions and other	(4.4)	(0.5)
	Litigation expenses	(0.2)	(0.3)
	Debt extinguishment, net	(0.0)	(2.1)

(7)	Impairment charges:
	Undeveloped land	(0.4)	(0.0)
	Assets marketed for sale	(10.4)	(0.0)

(8)	Discontinued operations:
	Revenues	1.7	11.3
	Expenses	(1.5)	(9.4)
	Impairments	(0.0)	(7.7)
	Gain on disposition of real estate, net	10.7	0.6

	Net income (loss)	10.9	(5.2)

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share		Three Months Ended
Includes discontinued operations		1Q14	1Q13

(9)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	$9.5	$0.0
	Transaction, litigation, debt extinguishment costs, other	4.8	3.1
	Joint ventures – currency, other	0.4	0.2
	Loss on sale of non-depreciable real estate, net	0.2	0.2

		14.9	3.5

(10)	Outstanding per share information:
	Common shares (at quarter end)	359.3	317.5
	OP units (at quarter end)	0.4	0.4

	Total shares and units (at quarter end)	359.7	317.9
	Weighted average shares and units – Basic – EPS	357.6	313.2
	Assumed conversion of dilutive securities	0.0	0.7

	Weighted average shares and units – Diluted – EPS	357.6	313.9
	Weighted average shares and units – Basic – FFO & OFFO	359.6	315.9
	Assumed conversion of dilutive securities	0.5	0.7

	Weighted average shares and units – Diluted – FFO & OFFO	360.1	316.6
	Earnings per common share – Basic	$(0.07)	$0.00
	Earnings per common share – Diluted	$(0.07)	$0.00
	FFO per share – Basic	$0.24	$0.26
	FFO per share – Diluted	$0.24	$0.26
	Operating FFO per share – Diluted	$0.28	$0.27
	Common stock dividends declared, per share	$0.155	$0.135

(11)	Intangible assets, net (at quarter and year end)	377.9	409.6

(12)	Below-market leases, net (at quarter and year end)	120.9	123.9

Additional financial information:

	Capital expenditures (DDR share):
	Leasing	$11.4	$9.7
	Maintenance	1.1	0.6
	Maintenance PSF of owned GLA	0.03	0.02

	Miscellaneous (DDR share):
	Est. value of land owned adjacent to existing centers (at 12/31/13)	$35.0	—
	Cost basis of headquarters (non-income producing, at quarter end)	42.0	—